UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2017

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

   On August 10, 2017, TG Therapeutics, Inc. (the “Company”) issued a press release announcing that the independent Data Safety Monitoring Board (DSMB) of the UNITY-NHL Phase 2b registration directed trial has successfully completed the first pre-specified interim analysis to evaluate the Overall Response Rate (ORR) in the cohort enrolling patients with relapsed or refractory Diffuse Large B-cell Lymphoma (DLBCL) that are not eligible for high-dose chemotherapy or transplant. A copy of the press release is being filed as Exhibit 99.1 and incorporated in this Item by reference.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1  Press Release, dated August 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: August 10, 2017
By: /s/ Sean A. Power
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated August 10, 2017.